Derivatives and Hedging Activities (Fair Value of Interest Rate Swaps in Cash Flow Hedging Relationships) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Impact of net changes in fair values of interest rate swaps in cash flow hedging relationships
Cash flow hedging activity, net of tax	$ 88	$ (677)	$ (304)	$ (429)	$ (307)	$ 2,823	$ 3,507
Interest Rate Swap [Member] | Cash Flow Hedging [Member]
Impact of net changes in fair values of interest rate swaps in cash flow hedging relationships
Loss reclassified from accumulated other comprehensive income into income for settlements, net of tax	(232)	(396)	(399)	(808)	(1,492)	(4,215)	(5,980)
Loss recognized in other comprehensive income, net of tax	(144)	(1,073)	(703)	(1,237)	(1,799)	(1,392)	(2,473)
Cash flow hedging activity, net of tax					$ (307)	$ 2,823	$ 3,507